UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2012

YOUR INTERNET DEFENDER INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-176581	30-0687898
(Commission File Number)	(IRS Employer Identification No.)

20 East Sunrise Highway
Suite 202
Valley Stream, New York 11581
(Address of Principal Executive Offices, Zip Code)

(516) 303-8100
(Registrant's Telephone Number, Including Area Code)

-----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 9, 2012, Your Internet Defender, Inc. (the “Company”) changed its principal independent accountants. On such date, the Company dismissed Webb & Company, P.A. (“Webb”) from serving as its principal independent accountants. On February 9, 2012, the Company retained Lake & Associates, CPA’s (“Lake”) as its principal independent accountants. The decision to change accountants was approved by the Company’s board of directors.

In connection with the audit for the period May 4, 2011(inception) to June 30, 2011 and the  period through February 9, 2012, the date of dismissal, none of Webb’s reports on the Company’s financial statements from May 4, 2011 until February 9, 2012, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Webb, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Webb served as the Company’s independent registered public accounting firm.

However, the report of Webb, dated August 22, 2011, on the Company’s financial statements as for the period May 4, 2011 (inception) to June 30, 2011 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

The Company has provided Webb with a copy of this disclosure and has requested that Webb furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Webb addressed to the Securities and Exchange Commission dated February 9, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Lake & Associates, CPA’s

Prior to February 9, 2012, the date that Lake was retained as the principal independent accountants of the Company:

(1) The Company did not consult Lake regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by Lake that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult Lake regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter, dated February 9, 2012, from Webb & Company, P.A. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUR INTERNET DEFENDER, INC.

Date: February 9, 2012	By:	/S/ Lisa Grossman
Name: Lisa Grossman
Title: President